Calamos Antetokounmpo Sustainable Equities Fund

SCHEDULE OF INVESTMENTS MARCH 31, 2025 (UNAUDITED)

NUMBER OF SHARES		VALUE
COMMON STOCKS (98.7%)
	Communication Services (7.7%)
1,592	Alphabet, Inc. - Class A	$246,187
1,615	Verizon Communications, Inc.	73,256
		319,443
	Consumer Discretionary (9.7%)
1,147	Chipotle Mexican Grill, Inc.#	57,591
207	Home Depot, Inc.	75,863
3,627	Sony Group Corp. (ADR)	92,090
1,053	TJX Companies, Inc.	128,255
923	Tractor Supply Company	50,857
		404,656
	Consumer Staples (5.1%)
698	Colgate-Palmolive Company	65,402
65	Costco Wholesale Corp.	61,476
1,124	Darling Ingredients, Inc.#	35,114
548	Walmart, Inc.	48,109
		210,101
	Financials (13.4%)
342	Fiserv, Inc.#	75,524
882	HDFC Bank, Ltd. (ADR)	58,600
523	Intercontinental Exchange, Inc.	90,218
344	Jack Henry & Associates, Inc.	62,814
146	S&P Global, Inc.	74,183
348	Travelers Companies, Inc.	92,032
290	Visa, Inc. - Class A	101,633
		555,004
	Health Care (11.4%)
710	Edwards Lifesciences Corp.#	51,461
708	Gilead Sciences, Inc.	79,331
655	Merck & Company, Inc.	58,793
1,134	Novo Nordisk, A/S (ADR)	78,745
153	Thermo Fisher Scientific, Inc.	76,133
146	UnitedHealth Group, Inc.	76,467
311	Zoetis, Inc.	51,206
		472,136
	Industrials (12.1%)
651	Canadian Pacific Kansas City, Ltd.	45,707
111	Deere & Company	52,098
231	Ferguson Enterprises, Inc.	37,013
856	nVent Electric, PLC	44,871
473	Otis Worldwide Corp.	48,814
230	Quanta Services, Inc.	58,461
187	Rockwell Automation, Inc.	48,317
144	Trane Technologies, PLC	48,516
185	Verisk Analytics, Inc.	55,060
270	Waste Management, Inc.	62,508
		501,365
	Information Technology (30.3%)
188	Accenture, PLC - Class A	58,663
1,123	Apple, Inc.	249,452
313	Applied Materials, Inc.	45,423
1,202	Bentley Systems, Inc. - Class B	47,287
498	Broadcom, Inc.	83,380
765	Microsoft Corp.	287,173
1,649	NVIDIA Corp.	178,719
252	Oracle Corp.	35,232
219	Palo Alto Networks, Inc.#	37,370
234	SAP, SE (ADR)	62,815
411	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	68,226
456	TE Connectivity, PLC	64,442
204	Texas Instruments, Inc.	36,659
		1,254,841
	Materials (4.5%)
969	Ball Corp.	50,456
260	Ecolab, Inc.	65,915
151	Linde, PLC	70,312
		186,683
	Real Estate (2.3%)
241	American Tower Corp.	52,442
371	Prologis, Inc.	41,474
		93,916
	Utilities (2.2%)
729	National Grid, PLC (ADR)	47,830
633	Sempra	45,171
		93,001
	Total Common Stocks (Cost $3,648,875)	4,091,146

TOTAL INVESTMENTS (98.7%) (Cost $3,648,875)		4,091,146

OTHER ASSETS, LESS LIABILITIES (1.3%)		52,157

NET ASSETS (100.0%)		$4,143,303

NOTES TO SCHEDULE OF INVESTMENTS
#	Non-income producing security.

ABBREVIATION
ADR	American Depositary Receipt

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of March 31, 2025 (see Note 2):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$4,091,146	$—	$—	$4,091,146
Total	$4,091,146	$—	$—	$4,091,146

Notes to Schedule of Investments (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Antetokounmpo Sustainable Equities Trust (the “Trust”), a Delaware statutory trust organized on August 15, 2022, consists of a single series, Calamos Antetokounmpo Sustainable Equities Fund (the “Fund”), which commenced operations on February 3, 2023. Prior to commencement of operations, the Fund had issued 10,000 shares of beneficial interest at an aggregate purchase price of $100,000 to Calamos Investments, LLC, the parent of Calamos Advisors, LLC. The Trust currently offers Class A, Class C, Class I, and Class R6 shares. The Fund's investment objective is long-term capital appreciation.

Calamos Antetokounmpo Asset Management LLC (“CGAM”, or the "Adviser"), serves as the Fund’s adviser. CGAM is jointly owned by Calamos Advisors LLC ("Calamos Advisors") and Original C Fund, LLC, an entity whose voting rights are wholly owned by Original PE, LLC which, in turn, is wholly owned by Giannis Sina Ugo Antetokounmpo. Calamos Advisors LLC serves as the Fund's subadviser ("Subadviser").

Mr. Antetokounmpo serves on the Adviser’s Board of Directors and has indirect control of half of the Adviser’s Board of Directors. Mr. Antetokounmpo is not a portfolio manager of the Fund and will not be involved in the day-to-day management of the Fund’s investments, and neither Original C nor Mr. Antetokounmpo shall provide any “investment advice” to the Fund. Mr. Antetokounmpo provided input in selecting the initial strategy for the Fund. Mr. Antetokounmpo will be involved with marketing efforts on behalf of the Adviser. If Mr. Antetokounmpo is no longer involved with the Fund or the Adviser then “Antetokounmpo” will be removed from the name of the Fund and the Adviser. Further, shareholders would be notified of any change in the name of the Fund or its strategy. The Adviser is jointly owned and controlled by Calamos Advisors LLC and, indirectly, by Mr. Antetokounmpo, a well-known professional athlete. Unanticipated events, including, without limitation, death, adverse reputational events or business disputes, could result in Mr. Antetokounmpo no longer being associated or involved with the Adviser. Any such event could adversely impact the Fund and result in shareholders experiencing substantial losses.

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of issuers domiciled in the U.S. that, in the view of the Subadviser, have above average growth potential and meet certain environmental, social and governance (“ESG”) criteria. The Fund may invest up to 20% of its net assets in American Depositary Receipts (“ADRs”), which are securities representing equity ownership in foreign issuers. The Fund may invest in companies of any size and seeks diversification by economic sector.

Significant Accounting Policies. The Schedule of Investments has been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The Fund's Board of Trustees ("Board" or "Trustees"), including a majority of the Trustees who are not "interested persons" of the Fund, have designated the Adviser to perform fair valuation determinations related to all Fund investments under the oversight of the Board. As "valuation designee" the Adviser has adopted procedures to guide the determination of the net asset value ("NAV") on any day on which the Fund's NAVs are determined. The valuation of the Fund's investments is in accordance with these procedures.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Fund determines its NAV. Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the Board. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the Board or based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board.

Securities that are principally traded in foreign markets are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every New York Stock Exchange ("NYSE") business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the valuation designee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the valuation designee.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the Adviser, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund's pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the Adviser, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

Option Transactions. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Note 2 – Fair Value Measurements

Various inputs are used to determine the value of the Fund's investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•	Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•	Level 3 – Prices reflect unobservable market inputs (including the Fund's own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund's investments. The summary of the inputs used in valuing the Fund's holdings are available after the Fund's Portfolio.

3